UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026 (June 12, 2026)

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

111 Congress Avenue, Suite 500

Austin, Texas 78701

(Address of Principal Executive Office) (Zip Code)

(631) 547-3055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FWDI	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 12, 2026, Forward Industries, Inc. (“Forward Industries”) received a letter (the “Letter”) from the legal counsel of Brera Holdings PLC (d/b/a Solmate Infrastructure Public Ltd.) (the “Company”), which included contentions that Forward Industries has been acting in concert with Viktor Fischer, RockawayX, RBCH Ltd. and their affiliates as an undisclosed “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 and Rule 13d-5 and that failure to disclose such group, among other things, would constitute a violation of federal securities laws. On June 15, 2026, Forward Industries responded to the Letter (the “Response”).

As detailed in the Response, Forward Industries believes these contentions are meritless. A copy of the Letter and the Response are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference herein.

Forward-Looking Statements

Certain statements in this communication constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “intend,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements relating to Forward Industries’ indicative, non-binding proposal to Brera Holdings PLC and any potential transaction therefrom. Each forward-looking statement contained in this communication is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, failure to realize the anticipated benefits of the proposed digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to Forward Industries’ operations and business, including the highly volatile nature of the price of Solana and other cryptocurrencies; the risk that the price of Forward Industries’ common stock may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries and markets in which Forward Industries does and will operate (including the applicable digital assets market); risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes, as well as those risks and uncertainties identified in Forward Industries’ filings with the Securities and Exchange Commission. The forward-looking statements in this communication speak only as of the date of this document, and Forward Industries undertakes no obligation to update or revise any of these statements.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Exhibit Description
99.1	SLMT Letter sent on June 12, 2026
99.2	FWDI Response sent on June 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: June 16, 2026	By:	/s/ Michael Pruitt
Name: Michael Pruitt
Title: Interim Chief Executive Officer

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